Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Organization

Organization.    Martin Marietta Materials, Inc., (the "Corporation") is engaged principally in the construction aggregates business. The Corporation's aggregates products, which include crushed stone, sand and gravel, are used primarily for construction of highways and other infrastructure projects, and in the nonresidential and residential construction industries. Aggregates products are also used in the railroad, environmental, utility and agricultural industries. These aggregates products, along with asphalt products, ready mixed concrete and road paving materials, are sold and shipped from a network of 304 quarries, distribution facilities and plants to customers in 31 states, Canada, the Bahamas and the Caribbean Islands. The Aggregates business contains the following reportable segments: Mideast Group, Southeast Group and West Group. The Mideast Group operates in Indiana, Kentucky, Maryland, North Carolina, Ohio, South Carolina, Virginia and West Virginia. The Southeast Group has operations in Alabama, Florida, Georgia, Mississippi, Tennessee, Nova Scotia and the Bahamas. The West Group operates in Arkansas, Colorado, Iowa, Kansas, Louisiana, Minnesota, Missouri, Nebraska, Nevada, North Dakota, Oklahoma, Texas, Utah, Washington and Wyoming. The following states accounted for approximately 57% of the Aggregates business' 2011 net sales: Texas, North Carolina, Iowa, Georgia and South Carolina.

In addition to the Aggregates business, the Corporation has a Specialty Products segment that produces magnesia-based chemicals products used in industrial, agricultural and environmental applications and dolomitic lime sold primarily to customers in the steel industry.

Use Of Estimates

Use of Estimates. The preparation of the Corporation's consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions about future events. These estimates and the underlying assumptions affect the amounts of assets and liabilities reported, disclosures about contingent assets and liabilities, and reported amounts of revenues and expenses. Such estimates include the valuation of accounts receivable, inventories, goodwill, intangible assets, and other long-lived assets, and assumptions used in the calculation of income taxes, retirement and other postemployment benefits. These estimates and assumptions are based on management's best estimates and judgment. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment. Management adjusts such estimates and assumptions when facts and circumstances dictate. Changes in credit, equity and energy markets and declines in construction activity have combined to increase the uncertainty inherent in certain of these estimates and assumptions. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the financial statements for the period in which the change in estimate occurs.

Basis Of Consolidation

Basis of Consolidation. The consolidated financial statements include the accounts of the Corporation and its wholly-owned and majority-owned subsidiaries. Partially-owned affiliates are either consolidated or accounted for at cost or as equity investments, depending on the level of ownership interest or the Corporation's ability to exercise control over the affiliates' operations. Intercompany balances and transactions have been eliminated in consolidation.

In 2010, the Corporation was a majority member of a limited liability company whereby the minority member was paid a preferred annual return. In May 2011, the Corporation redeemed the other member's interest in the limited liability company.

Revenue Recognition

 Revenue Recognition.    Revenues for product sales are recognized when risks associated with ownership have passed to unaffiliated customers. Typically, this occurs when finished products are shipped. Revenues derived from the road paving business are recognized using the percentage completion method. Total revenues include sales of materials and services provided to customers, net of discounts or allowances, if any, and include freight and delivery costs billed to customers.

Freight And Delivery Costs

Freight and Delivery Costs.     Freight and delivery costs represent pass-through transportation costs incurred and paid by the Corporation to third-party carriers to deliver products to customers. These costs are then billed to the Corporation's customers.

Cash And Cash Equivalents

Cash and Cash Equivalents.     Cash equivalents are comprised of highly-liquid instruments with original maturities of three months or less from the date of purchase. The Corporation manages its cash and cash equivalents to ensure that short-term operating cash needs are met and that excess funds are managed efficiently. The Corporation subsidizes shortages in operating cash through short-term borrowing facilities. The Corporation typically invests excess funds in money market funds, money market demand deposit accounts or Eurodollar time deposit accounts. Money market demand deposits and Eurodollar time deposit accounts are exposed to bank solvency risk. Money market demand deposit accounts are FDIC insured up to $250,000. The Corporation's deposits in bank funds generally exceed the $250,000 FDIC insurance limit. The Corporation's cash management policy prohibits cash and cash equivalents over $100,000,000 to be maintained at any one bank.

At December 31, 2011, the Corporation had $26,022,000 in cash and short-term investments that are considered cash equivalents, of which $12,652,000 was deposited in bank time deposit accounts. At December 31, 2010, cash and cash equivalents were $70,323,000, of which $33,037,000 was deposited in bank time deposit accounts and $30,185,000 was invested in money market mutual funds. The remaining balance of cash and cash equivalents represent deposits in transit to the Corporation's lockbox accounts and deposits held at local banks.

In connection with its guarantee of an affiliate (see Note N), the Corporation is required to maintain funds in depository accounts at Fifth Third Bank ("Fifth Third") in an amount greater than or equal to $5,000,000. Of the Corporation's cash and cash equivalents at December 31, 2011, $5,014,000 was on deposit at Fifth Third.

Customer Receivables

Customer Receivables.     Customer receivables are stated at cost. The Corporation does not charge interest on customer accounts receivable. The Corporation records an allowance for doubtful accounts, which includes a provision for probable losses based on historical write offs and a specific reserve for accounts greater than $50,000 deemed at risk. The Corporation writes off customer receivables as bad debt expense when it becomes apparent based upon customer facts and circumstances that such amounts will not be collected.

Inventories Valuation

Inventories Valuation.     Inventories are stated at the lower of cost or market. Cost for finished products and in process inventories is determined by the first-in, first-out method. The Corporation records an allowance for finished product inventories in excess of sales for a twelve-month period, as measured by historical sales. The Corporation also establishes an allowance for expendable parts over five years old and supplies over one year old.

Post-production stripping costs, which represent costs of removing overburden and waste materials to access mineral deposits, are recorded as a component of inventory and recognized in cost of sales in the same period as the revenue from the sale of the inventory.

Properties And Depreciation

Properties and Depreciation.    Property, plant and equipment are stated at cost. The estimated service lives for property, plant and equipment are as follows:

Class of Assets	Range of Service Lives

Buildings	4 to 50 years

Machinery & Equipment	2 to 35 years

Land Improvements	4 to 30 years

The Corporation begins capitalizing quarry development costs at a point when reserves are determined to be proven or probable, economically mineable and when demand supports investment in the market. Capitalization of these costs ceases when production commences. Quarry development costs are classified as land improvements.

The Corporation reviews relevant facts and circumstances to determine whether to capitalize or expense pre-production stripping costs when additional pits are developed within an existing quarry. If the additional pit operates in a separate and distinct area of the quarry, these costs are capitalized as quarry development costs and depreciated over the life of the uncovered reserves. Additionally, a separate asset retirement obligation is created for additional pits when the liability is incurred. Once a pit enters the production phase, all post-production stripping costs are expensed as incurred as periodic inventory production costs.

Mineral reserves and mineral interests, when acquired in connection with a business combination, are valued using an income approach over the life of the proven and probable reserves.

Depreciation is computed over estimated service lives, principally by the straight-line method. Depletion of mineral deposits is calculated over proven and probable reserves by the units-of-production method on a quarry-by-quarry basis.

Property, plant and equipment are reviewed for impairment whenever facts and circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss is recognized if expected future undiscounted cash flows of the related asset are less than its carrying value.

Repair And Maintenance Costs	Repair and Maintenance Costs. Repair and maintenance costs that do not substantially extend the life of the Corporation's plant and equipment are expensed as incurred.
Goodwill And Intangible Assets

Goodwill and Intangible Assets.    Goodwill represents the excess purchase price paid for acquired businesses over the estimated fair value of identifiable assets and liabilities. The carrying value of goodwill is reviewed annually, as of October 1, for impairment. An interim review is performed between annual tests if facts or circumstances indicate potential impairment. If an impairment review indicates that the carrying value is impaired, a charge is recorded.

The Corporation's reporting units, which represent the level at which goodwill is tested for impairment, are based on its geographic regions. Goodwill is allocated to the reporting units based on the location of acquisitions and divestitures at the time of consummation.

Other intangibles represent amounts assigned principally to contractual agreements and are amortized ratably over periods based on related contractual terms. The carrying value of other intangibles is reviewed if facts and circumstances indicate potential impairment. If this review determines that the carrying value is impaired, a charge is recorded.

Derivatives

Derivatives.    From time to time, the Corporation holds derivative instruments to manage the exposure of interest rate risk on its long-term debt. When held, the Corporation records derivative instruments at fair value on its consolidated balance sheet. At December 31, 2011 and 2010, the Corporation did not hold any derivative instruments.

Retirement Plans And Postretirement Benefits

Retirement Plans and Postretirement Benefits.    The Corporation sponsors defined benefit retirement plans and also provides other postretirement benefits. The Corporation recognizes the funded status, defined as the difference between the fair value of plan assets and the benefit obligation, of its pension plans and other postretirement benefits as an asset or liability on the consolidated balance sheets, with a corresponding adjustment to accumulated other comprehensive earnings or loss, net of tax. Actuarial gains or losses that arise during the year are not recognized as net periodic benefit cost in the same year, but rather are recognized as a component of accumulated other comprehensive earnings or loss. Those amounts are amortized over the participants' average remaining service period and recognized as a component of net periodic benefit cost.

Stock-Based Compensation

Stock-Based Compensation. The Corporation has stock-based compensation plans for employees and directors. The Corporation recognizes all forms of stock-based payments to employees, including stock options, as compensation expense. The compensation expense is the fair value of the awards at the measurement date and is recognized over the requisite service period.

The Corporation uses the accelerated expense recognition method for stock options. The accelerated recognition method requires stock options that vest ratably to be divided into tranches. The expense for each tranche is allocated to its particular vesting period.

The Corporation expenses the fair value of restricted stock awards, incentive compensation awards and directors' fees paid in the form of common stock based on the closing price of the Corporation's common stock on the awards' respective grant dates.

The Corporation uses the lattice valuation model to determine the fair value of stock option awards. The lattice valuation model takes into account employees' exercise patterns based on changes in the Corporation's stock price and other variables. The period of time for which options are expected to be outstanding, or expected term of the option, is a derived output of the lattice valuation model. The Corporation considers the following factors when estimating the expected term of options: vesting period of the award, expected volatility of the underlying stock, employees' ages and external data. Other key assumptions used in determining the fair value of the stock options awarded in 2011, 2010 and 2009 were:

	2011	2010	2009
Risk-free interest rate	2.82%	2.97%	3.31%
Dividend yield	1.90%	1.80%	1.70%
Volatility factor	36.70%	37.30%	36.90%
Expected term	7.2 years	7.2 years	7.1 years

Based on these assumptions, the weighted-average fair value of each stock option granted was $29.94, $33.95 and $28.72 for 2011, 2010 and 2009, respectively.

The risk-free interest rate reflects the interest rate on zero-coupon U.S. government bonds available at the time each option was granted having a remaining life approximately equal to the option's expected life. The dividend yield represents the dividend rate expected to be paid over the option's expected life. The Corporation's volatility factor measures the amount by which its stock price is expected to fluctuate during the expected life of the option and is based on historical stock price changes. Forfeitures are required to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. The Corporation estimates forfeitures and will ultimately recognize compensation cost only for those stock-based awards that vest.

The Corporation recognizes income tax benefits received on dividends or dividend equivalents of unvested stock-based payments as an increase to additional paid-in capital and includes them in the pool of excess tax benefits.

Environmental Matters

Environmental Matters. The Corporation records a liability for an asset retirement obligation at fair value in the period in which it is incurred. The asset retirement obligation is recorded at the acquisition date of a long-lived tangible asset if the fair value can be reasonably estimated. A corresponding amount is capitalized as part of the asset's carrying amount. The estimate of fair value is affected by management's assumptions regarding the scope of the work required, inflation rates and quarry closure dates.

Further, the Corporation records an accrual for other environmental remediation liabilities in the period in which it is probable that a liability has been incurred and the appropriate amounts can be estimated reasonably. Such accruals are adjusted as further information develops or circumstances change. These costs are not discounted to their present value or offset for potential insurance or other claims or potential gains from future alternative uses for a site.

Income Taxes

Income Taxes.    Deferred income tax assets and liabilities on the consolidated balance sheets reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, net of valuation allowances.

Uncertain Tax Positions

Uncertain Tax Positions.    The Corporation recognizes a tax benefit when it is more-likely-than-not, based on the technical merits, that the position would be sustained upon examination by a taxing authority. The amount to be recognized is measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information.

The Corporation records interest accrued in relation to unrecognized tax benefits as income tax expense. Penalties, if incurred, are recorded as operating expenses in the consolidated statements of earnings. At December 31, 2011 and 2010, total interest, net of tax, included in income tax expense in the consolidated statements of earnings was $305,000 and $1,327,000, respectively. At December 31, 2011, accrued interest of $220,000, net of tax benefits of $144,000, was recorded as a noncurrent liability on the Corporation's consolidated balance sheet; and accrued interest of $54,000, net of tax benefits of $35,000, was recorded as a current liability. At December 31, 2010, accrued interest of $327,000, net of tax benefits of $214,000, was recorded as a noncurrent liability on the Corporation's consolidated balance sheet.

Sales Taxes	Sales Taxes. Sales taxes collected from customers are recorded as liabilities until remitted to taxing authorities and therefore are not reflected in the consolidated statements of earnings.
Research And Development Costs	Research and Development Costs. Research and development costs are charged to operations as incurred.
Start-Up Costs	Start-Up Costs. Noncapital start-up costs for new facilities and products are charged to operations as incurred.
Consolidated Comprehensive Earnings And Accumulated Other Comprehensive Loss

Consolidated Comprehensive Earnings and Accumulated Other Comprehensive Loss.    Consolidated comprehensive earnings for the Corporation consist of consolidated net earnings; adjustments for the funded status of pension and postretirement benefit plans; foreign currency translation adjustments; and the amortization of the value of terminated forward starting interest swap agreements into interest expense.

The components of accumulated other comprehensive loss are as follows:

December 31 (add 000)	2011	2010	2009
Unrecognized actuarial losses, prior service costs and transition assets related to pension and postretirement benefits	$(84,204)	$(54,245)	$(74,214)
Foreign currency translation gains	5,076	5,929	5,017
Unamortized value of terminated forward starting interest rate swap agreements	(4,762)	(5,344)	(5,887)

Accumulated other comprehensive loss	$(83,890)	$(53,660)	$(75,084)

The components of accumulated other comprehensive loss are net of cumulative noncurrent deferred tax assets as follows:

December 31 (add 000)	2011	2010	2009
Unrecognized actuarial losses, prior service costs and transition assets related to pension and postretirement benefits	$55,161	$39,501	$48,601
Unamortized value of terminated forward starting interest rate swap agreements	3,116	3,497	3,852

Cumulative noncurrent deferred tax assets	$58,277	$42,998	$52,453

Earnings Per Common Share

Earnings Per Common Share.    The Corporation computes earnings per share ("EPS") pursuant to the two-class method. The two-class method determines earnings per share for each class of common stock and participating securities according to dividends or dividend equivalents and their respective participation rights in undistributed earnings. The Corporation pays nonforfeitable dividend equivalents during the vesting period on its restricted stock awards and incentive stock awards, which results in these being considered participating securities.

The numerator for basic and diluted earnings per common share is net earnings attributable to Martin Marietta Materials, Inc., reduced by dividends and undistributed earnings attributable to the Corporation's unvested restricted stock awards and incentive stock awards. The denominator for basic earnings per common share is the weighted-average number of common shares outstanding during the period. Diluted earnings per common share are computed assuming that the weighted-average number of common shares is increased by the conversion, using the treasury stock method, of awards to be issued to employees and nonemployee members of the Corporation's Board of Directors under certain stock-based compensation arrangements if the conversion is dilutive. The diluted per-share computations reflect a change in the number of common shares outstanding (the denominator) to include the number of additional shares that would have been outstanding if the potentially dilutive common shares had been issued.

The following table reconciles the numerator and denominator for basic and diluted earnings per common share:

years ended December 31 (add 000)	2011	2010	2009
Net earnings from continuing operations attributable to Martin Marietta Materials, Inc.	$78,422	$97,174	$81,943
Less: Distributed and undistributed earnings attributable to unvested awards	(657)	(993)	(1,048)

Basic and diluted net earnings available to common shareholders from continuing operations attributable to Martin Marietta Materials, Inc.	77,765	96,181	80,895
Basic and diluted net earnings (loss) available to common shareholders from discontinued operations	3,957	(162)	3,516

Basic and diluted net earnings available to common shareholders attributable to Martin Marietta Materials, Inc.	$81,722	$96,019	$84,411

Basic weighted-average common shares outstanding	45,652	45,485	44,000
Effect of dilutive employee and director awards	141	174	190

Diluted weighted-average common shares outstanding	45,793	45,659	44,190

Accounting Changes

Accounting Changes.    Effective October 1, 2011, the Corporation early adopted, as permitted, accounting guidance related to annual goodwill impairment testing. The guidance gives the Corporation the option to perform a qualitative assessment to determine whether it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount. If the Corporation concludes that this is the case for a reporting unit, it would proceed to calculating the fair value for that reporting unit. Otherwise, the Corporation would not be required to perform any further goodwill impairment testing for that reporting unit.

Effective January 1, 2012, the Corporation will discontinue the presentation of consolidated comprehensive earnings in the consolidated statements of total equity and will present net earnings and consolidated comprehensive earnings in two separate consecutive financial statements. Reclassification adjustments may be required for items that are included in both net earnings and comprehensive earnings. The requirement for separate disclosure of these reclassifications in the statements of earnings has been deferred to a date not yet specified by the Financial Accounting Standards Board (the "FASB"). This accounting change will not affect the Corporation's financial position or results of operations.